Exhibit 32.2

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Virgin Galactic Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2019, as filed with the Securities and Exchange Commission (the “Report”), I, Jonathan Campagna, Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 12, 2019	By:	/s/ Jonathan Campagna
Jonathan Campagna
Chief Financial Officer
(Principal Financial Officer)